Exhibit 24(b)

                               POWER OF ATTORNEY

     Xerox Credit Corporation (the "Company") and each person whose signature appears below authorize each of Stuart B. Ross, Donald R. Altieri, David R. McLellan, Eunice M. Filter and Martin S. Wagner to file, either in paper or electronic form, one or more Registration Statements and amendments thereto (including post-effective amendments), under the Securities Act of 1933 for the purpose of registering the offering and sale of a maximum of $1,000,000,000 in debt securities of the Company, which registration statements and amendments shall contain such information and exhibits as Stuart B. Ross, Donald R. Altieri, David R. McLellan, Eunice M. Filter or Martin S. Wagner deemd appropriate. Each such person hereby appoints each of Stuart B. Ross, Donald R. Altieri, David R. McLellan, Eunice M. Filter and Martin S. Wagner as attorneys-in-fact, with full power to act alone, to execute any such registration statements and any and all amendments thereto and any and all other documents in connection therewith, in the name of and on behald of the Company and each such person, individually and in each capacity stated below, including the power to enter electronically such company identification numbers and passwords as may be required to effect such filing as described under the rules and regulations of the Securities and Exchange Commission (the "SEC"), and to file, either in paper or electronic form, with the SEC a form of this Power of Attorney. Each such person individually and in such capacities stated below hereby grants to said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned could do personally or in the capacities as aforesaid.


                                         XEROX CREDIT CORPORATION

Dated: July 21, 1995                     By
                                            ------------------------------
                                                   Stuart B. Ross
                                               Chairman, President and
                                               Chief Executive Officer


                                             Chairman, President and
                                        Chief Executive Officer and Director
--------------------------------            (Principal Executive Officer)
      (Stuart B. Ross)

                                              Vice President, Treasurer
                                                 and Chief Financial
                                                 Officer and Director
--------------------------------             (Principal Accounting Officer)
     (Donald R. Altieri)

                                                  Acting Controller
--------------------------------             (Principal Accounting Officer)
     (Donald R. Altieri)


--------------------------------                      Director
      (Eunice M. Filter)


--------------------------------                      Director
      (David R. McLellan)